UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 11, 2006 (December 7, 2006)
Date of Report (Date of earliest event reported)

INNOFONE.COM, INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	0-31949	98-0202313
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1431 Ocean Ave., Suite 1100
Santa Monica, CA 90401

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (310) 458-3233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A is being filed to modify and supplement some of the disclosure contained in the Form 8-K/A filed on December 6, 2006 relating to Item 4.01 Changes in Registrant’s Certifying Accountant.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

As previously disclosed on November 28, 2006, the firm of DeJoya Griffith & Company, LLC resigned as the auditor of IPv6 Summit, Inc. DeJoya Griffith & Company was considered the “predecessor accountant” as they are no longer associated with the Company’s financial statements subsequent to the reverse acquisition in August, 2005. DeJoya Griffith & Company’s resignation was accepted and ratified by our Board of Directors, as of November 28, 2006, and was made upon determination that it would be more efficient and cost-effective for us to utilize one independent accountant to audit all of our financial statements. As a result, Danziger & Hochman will be our independent auditor and will report on the financial statements of Innofone.com, Incorporated and IPv6 Summit. Prior to the engagement of Danziger & Hochman, the Company had no consultations with such firm up through the date of their engagement.

DeJoya Griffith & Company's report on IPv6 Summit’s financial statements as of and for the year ended June 30, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there was no disclosure of uncertainty regarding the ability to continue as a going concern in DeJoya Griffith & Company’s report.

During the fiscal years ended June 30, 2005 and 2004 and through November 28,2006, we had no disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreements in its report. In addition, during that time period, no "reportable events" occurred, as described in Item 304(a)(1)(iv) of Regulation S-B.

We requested that DeJoya Griffith & Company furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the response we received is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

16.1 Letter from DeJoya Griffith & Company, dated December 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INNOFONE.COM, INCORPORATED
By:	/s/ Alex Lightman
Chief Executive Officer and President

December 11, 2006